                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                    Case No.:  399-02649 THROUGH 399-02680
       SERVICE MERCHANDISE COMPANY, INC.             ---------------------------
       ---------------------------------  Judge:     PAINE
                                                     ---------------------------
                                          Chapter 11

Debtor(s)

         MONTHLY OPERATING REPORT FOR PERIOD ENDING             January 28, 2001
                                                                ----------------

         COMES NOW,        SERVICE MERCHANDISE COMPANY, INC.
                           -----------------------------------------------------


Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing January 1, 2001 and ending January 28, 2001 as shown by the report and exhibits consisting of 8 pages and containing the following as indicated:

   X    Remaining portion of the Monthly Reporting Questionnaire (Attachment 1)
 -----
   X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
 -----
   N/A  Summary of Accounts Receivable (Form OPR-3)
 -----
   X    Schedule of Postpetition Liabilities (Form OPR-4)
 -----
   X    Statement of Income (Loss) (Form OPR-5)
 -----

         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. This report is based on preliminary unaudited results, and includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. The Debtor has filed with the U. S. Trustee on February 16, 2001, the preliminary January 28, 2001, Monthly Operating Report, which included certain schedules, including payroll, insurance, receipts and disbursements, payment to professionals and bank accounts. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


Date: 3/5/01    DEBTOR - IN - POSSESSION
     --------
                By:             /s/ KENNETH A. CONWAY
                                ------------------------------------------------

                Name and Title: KENNETH A. CONWAY, VICE PRESIDENT AND CONTROLLER
                                ------------------------------------------------

                Address:        7100 SERVICE MERCHANDISE DRIVE
                                ------------------------------------------------
                                BRENTWOOD, TENNESSEE 37027
                                ------------------------------------------------

                Telephone No:   (615) 660-3340
                                ------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 1, 2001 THROUGH JANUARY 28, 2001

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                     ACTUAL        ACTUAL       FORECAST      FORECAST      FORECAST
                                    01/28/01      02/25/01      03/04/01      04/01/01      04/29/01
                                   ---------     ---------     ---------     ---------     ---------
Ending total revolver balance      $ 141,748     $ 155,713     $ 154,514     $ 175,699     $ 213,559
Term loan                             60,000        60,000        60,000        60,000        60,000
Standby letters of credit             24,934        23,895        23,895        23,895        23,895
Trade letters of credit               20,912        23,538        24,816        20,196        19,979
                                   ---------     ---------     ---------     ---------     ---------
Total extensions of credit           247,594       263,146       263,225       279,790       317,433
                                                                      --
Borrowing base                       393,983       409,138       400,087       401,644       422,615
                                   ---------     ---------     ---------     ---------     ---------

Availability                       $ 146,389     $ 145,992     $ 136,862     $ 121,854     $ 105,182
                                   =========     =========     =========     =========     =========

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                             (DOLLARS IN THOUSANDS)

                                                          JANUARY 28,    DECEMBER 31,
                                                             2001            2000
                                                          -----------    ------------
ASSETS
Current Assets:
  Cash and cash equivalents                                $  19,426      $  31,838
  Accounts receivable                                          5,641          7,061
  Inventories                                                452,277        440,324
  Prepaid expenses and other assets                           17,564         11,025
                                                           ---------      ---------

  TOTAL CURRENT ASSETS                                       494,908        490,248
                                                           ---------      ---------
PROPERTY AND EQUIPMENT
  Owned assets, net of accumulated depreciation              362,410        364,898
  Capitalized leases, net of accumulated amortization         12,138         12,330
                                                           ---------      ---------

                TOTAL PROPERTY AND EQUIPMENT                 374,548        377,228
                                                           ---------      ---------

  Other assets and deferred charges                           56,942         58,376
                                                           ---------      ---------

  TOTAL ASSETS                                             $ 926,398      $ 925,852
                                                           =========      =========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
  Notes payable to banks                                   $ 141,747      $  89,143
  Accounts payable                                            37,060         48,570
  Accrued expenses                                           151,114        158,843
  State & local sales tax                                      6,299         16,300
  Current maturities capitalized leases                           94             93
                                                           ---------      ---------

  TOTAL CURRENT LIABILITIES                                  336,314        312,949
                                                           ---------      ---------

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                             (DOLLARS IN THOUSANDS)


Long-Term Liabilities:
  Long-term debt                                           $  60,000      $  60,000
  Capitalized lease obligations                                2,388          2,396
Liabilities Subject To Compromise:
  Accrued restructuring costs                                 42,188         42,189
  Capitalized lease obligations                               21,968         22,288
  Long-term debt                                             416,041        416,709
  Accounts payable                                           197,839        197,830
  Accrued expenses                                            69,115         68,235
                                                           ---------      ---------
  Total Liabilities Subject To Compromise                    747,151        747,251

  TOTAL LIABILITIES                                        1,145,853      1,122,596
                                                           ---------      ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
  Common stock                                                49,936         49,935
  Additional paid-in-capital                                   5,881          5,881
  Deferred compensation                                         (212)          (221)
  Retained (deficit) earnings                               (275,060)      (252,339)
                                                           ---------      ---------
            TOTAL SHAREHOLDERS' (DEFICIT) EQUITY            (219,455)      (196,744)

TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY       $ 926,398      $ 925,852
                                                           =========      =========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 1, 2001 THROUGH JANUARY 28, 2001

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
MONTH ENDED:  01/28/2001
FORM OPR-4
(DOLLAR IN THOUSANDS)

                                                                         TOTAL
                                                                       ---------

Trade Accounts Payable (Merchandise)                                   $  37,060

                                                                         TOTAL
                                                                       ---------
Expense & other payables                                               $ 151,114

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 1, 2001 THROUGH JANUARY 28, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                   DATE           DATE           TOTAL
                TAXES PAYABLE                    INCURRED          DUE            DUE
                                               ------------------------------------------
Federal income tax                             **  Various       Various        $   7,342

State income tax                                   Various       Various        $      (1)
                                                                                ---------

                                  SUBTOTAL                                      $   7,341
                                                                                ---------

Sales/use tax                     SUBTOTAL      *  Various       Various        $   6,437
                                                                                ---------

Personal property tax                           *  Various       Various        $   1,657

Real estate taxes                               *  Various       Various        $  10,633

Inventory taxes                                 *  Various       Various        $      --

Gross receipts/bus licenses                     *  Various       Various        $     222

Franchise taxes                                 *  Various       Various        $     375
                                                                                ---------

                                  SUBTOTAL                                      $  12,887
                                                                                ---------

                                                                                ---------
TOTAL TAXES PAYABLE                                                             $  26,665
                                                                                =========

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 1, 2001 THROUGH JANUARY 28, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


(DOLLARS IN THOUSANDS)

                                                     DATE                            TOTAL DUE
                                                   INCURRED        DATE DUE      (1/28/01 BALANCE)
                                                   -----------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                       04/14/00        04/14/04          $ 141,747
         Facility standby letters of credit        04/14/00        04/14/04             24,934
         Facility trade letters of credit          04/14/00        04/14/04             20,912
         Term loans                                04/14/00        04/14/04             60,000
                                                                                     ---------
TOTAL EXTENSIONS OF CREDIT                                                           $ 247,593
                                                                                     =========


ACCRUED INTEREST PAYABLE                                                             $   1,337
                                                                                     =========

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                             (DOLLARS IN THOUSANDS)

                                                                                      ACTIVITY
                                                                                   JANUARY 1, 2001
                                                                                       THROUGH
                                                                                  JANUARY 28, 2001
                                                                                  ----------------
Net Sales                                                                            $   41,127

Costs of merchandise sold and buying and occupancy expense                               34,120
                                                                                     ----------
Gross margin after cost of merchandise sold and buying and occupancy expenses             7,007

Selling, General and Administrative Expenses:
     Net Employment Expense                                                              16,995
     Net Advertising                                                                        768
     Banking and Other Fees                                                                 637
     Real Estate and Other Taxes                                                          1,954
     Supplies                                                                               492
     Communication and Equipment                                                            341
     Travel                                                                                 249
     UCC and Other Services                                                                (873)
     Legal and Professional                                                                 393
     Sales and Shipping                                                                      24
     Insurance                                                                              486
     Miscellaneous                                                                           29
     Credit Card Services                                                                   (56)
                                                                                     ----------
Total Selling, General and Administrative Expenses                                       21,439

Other expense/(income), net                                                                 (14)

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                             (DOLLARS IN THOUSANDS)


Restructuring charge (credit)                                                        $       --

Depreciation and amortization                                                             3,179
                                                                                     ----------

Earnings (loss) before interest, reorganization items, and income tax                   (17,597)

Interest expense - debt                                                                   2,732
Interest expense - capitalized leases                                                       275

Earnings (loss) before reorganization items, and income tax                             (20,604)
                                                                                     ----------

Reorganization Items:

     Legal and Professional                                                               1,949
     Miscellaneous fees                                                                     209
     Loss (Gain) on Disposal of Assets                                                      (62)
     Close Store Charges                                                                     21
                                                                                     ----------
     Total Reorganization Items                                                           2,117

Earnings (loss) before income tax                                                       (22,721)
     Income tax benefit                                                                      --
     Cumulative Effect of Change in Accounting Principles                                    --
                                                                                     ----------

Net earnings (loss)                                                                  $  (22,721)
                                                                                     ==========